Other long-term liabilities	12 Months Ended
Dec. 31, 2015
Other Liabilities Disclosure [Abstract]
Other long-term liabilities
15. Other long-term liabilities:

	December 31, 2015	December 31, 2014
Severance indemnity (a)	$1,230	$1,519
Contingent consideration payable related to AFV acquisition (b)	—	1,240
Derivative Liability (note 13a)	72	86
	$1,302	$2,845
Current portion (included in accounts payable and accrued liabilities, other payables)	—	(1,240)
	$1,302	$1,605

(a)    Italian law requires companies to make a mandatory termination payment to employees. It is paid, as a lump sum, when the employment ends for any reason such as retirement, resignation or layoff. The severance indemnity liability is calculated in accordance with local civil and labour laws based on each employee’s length of service, employment category and remuneration. There is no vesting period or funding requirement associated with the liability. The liability recorded in the consolidated balance sheet is the amount that the employee would be entitled to if the employee terminates immediately. This liability for severance indemnities relates primarily to the Company’s employees in Italy.

15. Other long-term liabilities continued:

(b)    The total purchase price to acquire AFV included earn-out payments payable in the Company’s shares and tied to revenue and production milestones to be achieved no later than December 31, 2014. This contingent consideration had a fair value of $407 as at December 31, 2014.

The Company recorded compensation expense relating to two employees of AFV who received earn-out payments in the Company’s shares. This contingent consideration had a fair value of $833 as at December 31, 2014.

During the year ended December 31, 2015, 325,073 shares were issued in connection with the earn-out payments described above at CDN $4.51 per share.